CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 6, 2008
ROHM AND HAAS COMPANY
(Exact name of registrant as specified in its charter)

Delaware 001-03507	23-1028370
(State or other jurisdiction (Commission of incorporation) File Number)	(I.R.S. Employer Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania (Address of principal executive offices)	19106 (Zip Code)

Registrant’s telephone number, including area code: (215) 592-3000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
As we have previously noted in our Report on Form 10-Q for the first quarter of 2008, beginning in January of 2008, we are reporting Business Segment earnings on a pre-tax basis. Previously, earnings were presented for Business Segments on an after-tax basis.
In addition, we discovered an error in the determination of the impact of foreign exchange rates on short term debt and cash and cash equivalents related to the presentation of these items in the statement of cash flows and have revised the results from financing activities and foreign exchange impact on cash from the years ended December 31, 2005, 2006 and 2007.
The financial information and disclosures for our reportable segments presented in our 2008 fiscal year differ from the financial information and disclosures presented historically. Therefore, we are filing this Current Report on Form 8-K to recast financial information and disclosures for our reportable segments previously set forth in our Annual Report on Form 10-K for the year ended December 31, 2007 to be consistent with the current presentation. Also included in this Current Report on Form 8-K are revised cash flows from financing activities and foreign exchange impact on cash. Accordingly, this report reflects changes in all segment related data and cash flow related data for the years ended December 31, 2007, 2006 and 2005. These changes affect information set forth in Management’s Discussion and Analysis section of the December 31, 2007 Form 10-K which is filed as Exhibit 99.1 to this report and the Consolidated Statement of Cash Flows, the Reclassifications and Revisions section of Note 1, as well as Note 8 thereof, which are included in the audited financial statements filed as Exhibit 99.2 to this report. Except for the changes mentioned above, the financial statements and related disclosures are unchanged from those included in our Annual Report on Form 10-K for the year ended December 31, 2007. This filing continues to describe conditions as of the date of the original filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and we have not updated the disclosures contained therein to reflect events that occurred at a later date, except for items relating specifically to the changes mentioned above. Therefore, this filing should be read together with other documents that we have filed with the SEC subsequent to the filing of the original Annual Report on Form 10-K for the year ended December 31, 2007. Information in such reports and documents updates and supersedes certain information contained in this document.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(23)	Consent of PricewaterhouseCoopers LLP

(99.1)	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Year Ended December 31, 2007

(99.2)	Management’s Report on Internal Control Over Financial Reporting, Report of PricewaterhouseCoopers LLP and Rohm and Haas Company Audited Financial Statements for the Year Ended December 31, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY

June 6, 2008	Jacques Croisetiere

Jacques Croisetiere Executive Vice President, Chief Financial Officer, Chief Strategy Officer

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